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                                                                    EXHIBIT 10.2


                     SECOND AMENDMENT TO CREDIT AGREEMENT

                                  BY AND AMONG

                           ATP OIL & GAS CORPORATION,
                                  AS BORROWER,

                                  BNP PARIBAS,
                            AS ADMINISTRATIVE AGENT,

                        UNION BANK OF CALIFORNIA, N.A.,
                             AS SYNDICATION AGENT,

                                      AND

                          THE LENDERS SIGNATORY HERETO


                         EFFECTIVE AS OF JUNE 29, 2001
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                               TABLE OF CONTENTS

                                                                                 Page
ARTICLE I          DEFINITIONS................................................      1
 Section 1.01      Terms Defined Above........................................      1
 Section 1.02      Terms Defined in Credit Agreement..........................      1
 Section 1.03      Other Definitional Provisions..............................      1

ARTICLE II         AMENDMENTS TO CREDIT AGREEMENT.............................      2
 Section 2.01      Amendments and Supplements to Definitions..................      2
 Section 2.02      Amendments to Article VIII.................................      2
 Section 2.03      Amendments to Article IX...................................      3
 Section 2.04      Amendments to Article X....................................      3

ARTICLE III        CONDITIONS.................................................      3
 Section 3.01      Loan Documents.............................................      4
 Section 3.02      Corporate Proceedings of Loan Parties......................      4
 Section 3.03      Representations and Warranties.............................      4
 Section 3.04      No Default.................................................      4
 Section 3.05      No Change..................................................      4
 Section 3.06      Security Instruments.......................................      4
 Section 3.07      Mandatory Prepayment.......................................      5
 Section 3.08      Other Instruments or Documents.............................      5

ARTICLE IV         MISCELLANEOUS..............................................      5
 Section 4.01      Adoption, Ratification and Confirmation of Credit Agreement      5
 Section 4.02      Successors and Assigns.....................................      5
 Section 4.03      Redetermination of Borrowing Base..........................      5
 Section 4.04      Counterparts...............................................      5
 Section 4.05      Number and Gender..........................................      5
 Section 4.06      Entire Agreement...........................................      6
 Section 4.07      Invalidity.................................................      6
 Section 4.08      Titles of Articles, Sections and Subsections...............      6
 Section 4.09      Governing Law..............................................      6

                                       i
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                      SECOND AMENDMENT TO CREDIT AGREEMENT


     This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment") executed effective as of the 29th day of June, 2001 (the "Effective Date"), is by and among ATP OIL & GAS CORPORATION, a corporation formed under the laws of the State of Texas (the "Borrower"); each of the lenders that is a signatory hereto or which becomes a signatory hereto and to the hereinafter described Credit Agreement as provided in Section 12.06 of the Credit Agreement (individually, together with its successors and assigns, a "Lender" and, collectively, the "Lenders"); BNP PARIBAS, a financial institution formed under the laws of France (in its individual capacity, "Paribas"), as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent"); and UNION BANK OF CALIFORNIA, N.A., as syndication agent.

                              W I T N E S S E T H:

     WHEREAS, the Borrower, Administrative Agent and Lenders are parties to that certain Credit Agreement dated as of April 27, 2001 as amended and supplemented by that certain First Amendment to Credit Agreement dated as of June 29, 2001 (the "Credit Agreement"), pursuant to which the Lenders agreed to make loans to and extensions of credit on behalf of the Borrower; and

     WHEREAS, the Borrower, and the Lenders desire to amend the Credit Agreement in the particulars hereinafter provided;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     Section 1.01 Terms Defined Above. As used in this Second Amendment, each of the terms "Borrower", "Credit Agreement", "Effective Date", "Second Amendment", and "Lenders" shall have the meaning assigned to such term hereinabove.

     Section 1.02 Terms Defined in Credit Agreement. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

     Section 1.03   Other Definitional Provisions.

     (a) The words "hereby", "herein", "hereinafter", "hereof", "hereto" and "hereunder" when used in this Second Amendment shall refer to this Second Amendment as a whole and not to any particular Article, Section, subsection or provision of this Second Amendment.

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     (b) Section, subsection and Exhibit references herein are to such Sections, subsections and Exhibits to this Second Amendment unless otherwise specified.

                                  ARTICLE II

                        AMENDMENTS TO CREDIT AGREEMENT

     The Borrower, the Administrative Agent, and the Lenders agree that the Credit Agreement is hereby amended, effective as of the Effective Date, in the following particulars.

     Section 2.01   Amendments and Supplements to Definitions.

     (a) The following term, which is defined in Section 1.02 of the Credit Agreement, is hereby amended in its entirety to read as follows:

          "Agreement" shall mean this Credit Agreement, as amended and supplemented by the First Amendment and the Second Amendment and as the same may from time to time be further amended or supplemented.

     (b) Section 1.02 of the Credit Agreement is hereby further amended and supplemented by adding the following new definitions where alphabetically appropriate, which read in their entirety as follows:

          "Aquila" shall mean Aquila Energy Capital Corporation, a Delaware corporation.

          "Note Purchase Agreement" shall mean that certain Note Purchase Agreement dated as of June 29, 2001, by and between the Borrower and Aquila pursuant to which the Borrower, in accordance with the provisions thereof, owes or may owe to Aquila up to $34,320,000, plus interest, fees and other costs due thereunder.

          "Second Amendment" shall mean that certain Second Amendment to Credit Agreement dated as of June 29, 2001, by and among the Borrower, the Administrative Agent and the Lenders.

          "Subordination Agreement" shall mean that certain Intercreditor and Subordination Agreement dated as of June 29, 2001 by and among the Borrower, the Administrative Agent, the Lenders and Aquila.

     Section 2.02 Amendments to Article VIII. Section 8.01(c) of the Credit Agreement is hereby amended in its entirety as follows:

          "(c) Promptly after the Borrower knows (i) that any Default or any Material Adverse Effect has occurred or (ii) that any default has occurred under the Note Purchase Agreement, a notice of such Default or Material Adverse Effect or default under the Note Purchase Agreement, describing the same in reasonable detail and the action the Borrower proposes to take with respect thereto."

     Section 2.03   Amendments to Article IX.

     (a) Section 9.01 of the Credit Agreement is hereby amended by adding thereto new subsection (i) as follows:

          "(i) Debt of the Borrower under the Note Purchase Agreement which is subordinate to the Obligations pursuant to the Subordination Agreement."

     (b) Section 9.02 of the Credit Agreement is hereby amended by adding thereto new subsection (f) as follows:

          "(f) Liens subordinate in priority to the Liens securing the Obligations securing the payment of the Debt of the Borrower under the Note Purchase Agreement."

     (c) Section 9.22 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "Section 9.22    Note Purchase Agreement.

          (a) Guaranties. The obligations, liabilities and indebtedness created under or evidenced by the Note Purchase Agreement and any other documents executed in connection therewith shall not be guaranteed (whether a guaranty of payment, collection or otherwise) by any Subsidiary of the Borrower, unless such guaranty is subordinate to a guaranty of the Obligations in favor of the Administrative Agent pursuant to documentation in form and substance satisfactory to the Administrative Agent.

          (b) Payment and Modification. The Borrower shall not make any payments on the obligations, liabilities and indebtedness created under or evidenced by the Note Purchase Agreement and any other documents executed in connection therewith, except as permitted pursuant to the Subordination Agreement. Further, the Borrower shall not amend, supplement, restate or otherwise modify, in any material respect, the Note Purchase Agreement or any other document executed in connection therewith without the prior written consent of the Majority Lenders."

     Section 2.04 Amendments to Article X. Section 10.01 of the Credit Agreement is hereby amended by adding thereto new subsection (n) as follows:

          "(n)  an event of default shall occur under the Note Purchase
     Agreement."

                                  ARTICLE III

                                  CONDITIONS

     The enforceability of this Second Amendment against the Administrative Agent and the Lenders is subject to the satisfaction of the following conditions precedent:

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     Section 3.01 Loan Documents. The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of the following Loan Documents, executed (and acknowledged where appropriate) and delivered by a duly authorized officer of the Borrower, the Administrative Agent, each Lender and Aquila, as appropriate:

     (i)   this Second Amendment;

     (ii)  the Subordination Agreement;

     (iii) a Supplement and Amendment to Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement;

     (iv) an Act of Supplement and Amendment to Act of Mortgage, Assignment of Production, Security Agreement, Fixture Filing and Financing Statement; and

     (v)  a First Amendment to Security Agreement.

     Section 3.02 Corporate Proceedings of Loan Parties. The Administrative Agent shall have received multiple copies, as requested by the Administrative Agent, of the resolutions, in form and substance reasonably satisfactory to the Administrative Agent, of the Board of Directors of the Borrower, authorizing the execution, delivery and performance of this Second Amendment and the other Loan Documents referenced in Section 3.01 hereof, each such copy being attached to an original certificate of the Secretary or an Assistant Secretary of the Borrower, dated as of the date of execution of this Second Amendment, certifying (i) that the resolutions attached thereto are true, correct and complete copies of resolutions duly adopted by written consent or at a meeting of the Board of Directors, (ii) that such resolutions constitute all resolutions adopted with respect to the transactions contemplated hereby, (iii) that such resolutions have not been amended, modified, revoked or rescinded as of the date of execution of this Second Amendment, (iv) that the articles of incorporation and bylaws of the Borrower have not been amended or otherwise modified since the effective date of the Credit Agreement, except pursuant to any amendments attached thereto, and (v) as to the incumbency and signature of the officers of the Borrower executing this Second Amendment and the other Loan Documents referenced in Section 3.01 hereof.

     Section 3.03 Representations and Warranties. Except as affected by the transactions contemplated in the Credit Agreement and this Second Amendment, each of the representations and warranties made by the Borrower in or pursuant to the Loan Documents shall be true and correct in all material respects as of the Effective Date, as if made on and as of such date.

     Section 3.04 No Default. No Default or Event of Default shall have occurred and be continuing as of the Effective Date.

     Section 3.05 No Change. No event shall have occurred since December 31, 2000, which, in the reasonable opinion of the Lenders, could have a Material Adverse Effect.

     Section 3.06 Security Instruments. All of the Security Instruments shall be in full force and effect and provide to the Administrative Agent the security intended thereby to secure the Indebtedness, as amended and supplemented hereby.

     Section 3.07 Mandatory Prepayment. The Borrower shall have paid to the Administrative Agent concurrent with the execution of this Second Amendment the mandatory prepayment of $5,000,000 required by the Borrowing Base redetermination as set forth in Section 4.03 of this Second Amendment.

     Section 3.08 Other Instruments or Documents. The Administrative Agent or any Lender or counsel to the Administrative Agent shall receive such other instruments or documents as they may reasonably request.

                                  ARTICLE IV

                                 MISCELLANEOUS

     Section 4.01 Adoption, Ratification and Confirmation of Credit Agreement. Each of the Borrower, the Administrative Agent, and the Lenders does hereby adopt, ratify and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect.

     Section 4.02 Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

     Section 4.03 Redetermination of Borrowing Base. Effective July 24, 2001, the Borrowing Base, as redetermined pursuant to Section 2.08(b) of the Credit Agreement, which shall be considered the redetermination occurring on or around July 31, 2001, shall be $50,000,000, which Borrowing Base shall remain in effect until the next Scheduled Redetermination Date to occur on or around October 1, 2001. The Lenders hereby waive payment of the Monthly Reduction Amount due August 1, 2001 in consideration of, and if, the $5,000,000 mandatory prepayment pursuant to Section 2.07(b)(ii) of the Credit Agreement required by the redetermination of the Borrowing Base is paid concurrent with the execution of this Second Amendment.

     Section 4.04 Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable as of the Effective Date upon the execution of one or more counterparts hereof by the Borrower, the Administrative Agent and the Lenders. In this regard, each of the parties hereto acknowledges that a counterpart of this Second Amendment containing a set of counterpart execution pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this Second Amendment by each necessary party hereto and shall constitute one instrument.

     Section 4.05 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined

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in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.

     Section 4.06 Entire Agreement. This Second Amendment constitutes the entire agreement among the parties hereto with respect to the subject hereof. All prior understandings, statements and agreements, whether written or oral, relating to the subject hereof are superseded by this Second Amendment.

     Section 4.07 Invalidity. In the event that any one or more of the provisions contained in this Second Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Second Amendment.

     Section 4.08 Titles of Articles, Sections and Subsections. All titles or headings to Articles, Sections, subsections or other divisions of this Second Amendment or the exhibits hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or exhibits, such other content being controlling as the agreement among the parties hereto.

     Section 4.09 Governing Law. This Second Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the internal laws of the State of Texas.

     THIS SECOND AMENDMENT, THE CREDIT AGREEMENT, AS AMENDED HEREBY, THE NOTES, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                        [SIGNATURES BEGIN ON NEXT PAGE]

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     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.


BORROWER:                           ATP OIL & GAS CORPORATION



                                    By:  /s/ T. Paul Bulmahn
                                       ----------------------------------
                                         T. Paul Bulmahn
                                         President

LENDER AND ADMINISTRATIVE           BNP PARIBAS, individually and
AGENT:                              as Administrative Agent



                                    By:  /s/ Betsy Jocher
                                       -------------------------------------
                                    Name:  Betsy Jocher
                                    Title: Vice President



                                    By:  /s/ Larry Robinson
                                       -------------------------------------
                                    Name:  Larry Robinson
                                    Title: Vice President

LENDER AND SYNDICATION              UNION BANK OF CALIFORNIA, N.A.,
AGENT:                              individually and as Syndication Agent


                                    By:
                                       -------------------------------------
                                    Name:
                                    Title:



                                    By:
                                       -------------------------------------
                                    Name:
                                    Title:


                                      S-2